UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 790-6300

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	Page 3

Item 5.07 Submission of Matters to a Vote of Security Holders	Page 3

Item 9.01 Financial Statements and Exhibits	Page 5

Signature	Page 6

Section 5 – Corporate Governance and Management

On May 7, 2014, Exelis Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). For more information on the following proposals submitted to shareholders, see the Company’s proxy statement dated March 26, 2014 filed with the Securities and Exchange Commission.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”), which became effective upon the filing of the amended and restated Articles of Incorporation with the Indiana Secretary of State following the meeting. In addition, the Board of Directors (“Board”) of the Company approved, effective immediately, certain amendments to the Company’s by-laws (“By-Laws”).

A summary of the changes to the Articles of Incorporation and the By-Laws is set forth below and is qualified in its entirety by reference to the full text of the amended and restated Articles of Incorporation and the amended and restated By-Laws, complete copies of which are attached hereto as Exhibits 3.1 and 3.2 and are hereby incorporated by reference in response to this Item 5.03.

Amendments to the Articles of Incorporation include changes to Article Fifth to provide that: (i) commencing with the class of directors standing for election at the Company’s 2015 Annual Meeting of Shareholders, the directors up for election each year will stand for election for one-year terms, expiring at the next annual meeting of shareholders; (ii) the Secretary of the Company will call a special meeting upon the written request of shareholders of record having, as of the date of the special meeting request, at least twenty-five (25%) percent of the voting power (excluding derivative securities from the determination of satisfaction of such threshold in order to ensure that the shareholder(s) seeking to call a special meeting have a true economic interest in the Company) of the outstanding shares of capital stock of the Company, provided that such special meeting request is in accordance with the amended and restated By-laws of the Company; and (iii) other non-material amendments.

Amendments to the By-Laws conform the By-laws to the amended and restated Articles of Incorporation and add specific procedural and informational requirements shareholders must satisfy in order to call a special meeting. The procedural and informational requirements for shareholders to call a special meeting include: no business may be conducted at the special meeting except as set forth in the Company’s notice of meeting; no shareholder special meeting request shall be effective if received by the Secretary during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; a special meeting request shall not be effective if an annual or special meeting of shareholders that included an identical or substantially similar item of business (“similar business”) was held not more than 120 days before the special meeting request was received by the Secretary; a special meeting will not be held if the Board of Directors or the Chairman of the Board has called or calls for an annual or special meeting to be held within 90 days after the special meeting request is received by the Secretary and the business to be conducted at such meeting included the similar business; any reduction in the aggregate net long position of the requesting shareholder below the twenty-five percent (25%) threshold following the delivery of the special meeting request shall constitute a revocation of such special meeting request; and in determining whether the twenty-five percent (25%) threshold has been satisfied where multiple requests are submitted, only requests dated and delivered to the Secretary within 60 days of the earliest dated special meeting request and identifying substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the meeting will be considered together.

Item 5.07	Submission of Matters to a Vote of Security Holders

1.	At the Annual Meeting, the shareholders elected each of the persons whose names are set forth below as Class III directors for a term of three years to expire at the 2017 annual meeting of shareholders or until their successors are elected and qualified. Relevant voting information for each person follows:

	Votes For	Against	Abstain	Broker Non-Votes
Paul J. Kern	149,014,645	1,185,518	1,092,338	16,893,171
Mark L. Reuss	148,702,298	1,191,742	1,428,461	16,893,171
Billie I. Williamson	148,849,314	1,102,443	1,370,744	16,893,171

In addition to the election of three directors, four other votes were taken at the Annual Meeting:

2.	Ratification of Appointment of the Independent Registered Public Accounting Firm: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 was ratified by a vote of 165,310,627 shares voting for the proposal, 1,782,278 shares voting against the proposal and 1,122,767 shares abstaining from the proposal.

3.	To vote on a proposal to amend the Exelis Amended and Restated Articles of Incorporation to declassify the Board of Directors starting in 2015. The proposal to amend the Exelis Amended and Restated Articles of Incorporation to declassify the Board of Directors starting in 2015 was approved by a vote of 148,892,301 shares voting for the proposal, 1,091,921 shares voting against the proposal, 1,338,279 shares abstaining from the proposal and 16,893,171 broker non-votes.

4.	To vote on a proposal to amend the Exelis Amended and Restated Articles of Incorporation to allow shareholders to call a Special Meeting. The proposal to amend the Exelis Amended and Restated Articles of Incorporation to allow shareholders to call a Special Meeting was approved by a vote of 149,537,436 shares voting for the proposal, 597,996 shares voting against the proposal, 1,187,069 shares abstaining from the proposal and 16,893,171 broker non-votes.

5.	To approve, on an advisory basis, the compensation paid to our named executive officers, as described herein. The proposal for approval, in an advisory vote, of the compensation of the Company’s named executive officers was approved by a vote of 138,853,815 shares voting for the proposal, 8,010,934 shares voting against the proposal, 4,457,752 shares abstaining from the vote on the proposal and 16,893,171 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Exelis Inc., as adopted on May 7, 2014

3.2	Amended and Restated By-laws of Exelis Inc., as adopted on May 7, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exelis Inc.

By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Its: Assistant Secretary, Authorized Officer of the Registrant

Date: May 9, 2014